Registration No.

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          _______________________

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   under
                        THE SECURITIES ACT OF 1933
                          _______________________

                           CORNING INCORPORATED
          (Exact name of registrant as specified in its charter)

     New York                                             16-0393470
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

     Corning, New York                                        14831
(Address of principal executive offices)                   (Zip Code)
                          ______________________

                 THE CORNING INCORPORATED INVESTMENT PLAN
                 THE CORNING INCORPORATED INVESTMENT PLAN
                          FOR UNIONIZED EMPLOYEES
                           (Full title of plans)
                          ______________________

                            William C. Ughetta
                           Senior Vice President
                            and General Counsel
                           Corning Incorporated
                            Corning, NY  14831
                              (607) 974-9000
        (Name, address, and telephone number of agent for service)
                           _____________________

                      CALCULATION OF REGISTRATION FEE
_________________________________________________________________________________________________
                                           Proposed maximum  Proposed maximum  Amount of
Title of Securities     Amount being       offering price    aggregate         registration
being registered        registered         per share         offering price    fee
_________________________________________________________________________________________________
Common Stock, par value
$ .50 per share.......   3,000,000 shs.<F1> $46.375           $139,125,000      $42,160
_________________________________________________________________________________________________

<F1>  Plus such indeterminate number of shares of Common Stock as may be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, the registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

     1.   The Corning Incorporated Investment Plan and the
Corning Incorporated Investment Plan for Unionized Employees (the
"Plans") Reports on Form 11-K for the fiscal year ended December
31, 1995, filed pursuant to Section 15(d) of the Securities
Exchange Act of 1934 (the "Exchange Act").

     2. The Annual Report on Form 10-K for the fiscal year ended December 31, 1996, of Corning Incorporated (the "Company") filed pursuant to Section 13(a) of the Exchange Act.

     3.   All other reports filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since December 31, 1996, consisting of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 and the Company's Current Reports on Form 8-K dated January 13, 1997, January 27, 1997 and April 15, 1997.

     4. The registration statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company and the Plans pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 5.   Interests of Named Experts and Counsel

     The consolidated financial statements of Corning and of Dow Corning Corporation incorporated in this Registration Statement by reference to Corning's Annual Report on Form 10-K for the year ended December 31, 1996 have been so incorporated in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Item 6.   Indemnification of Directors and Officers

     Under the Business Corporation Law of the State of New York ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The foregoing statement is qualified in its entirety by reference to Sections 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities.

Item 8.   Exhibits

     (5.1)     Internal Revenue Service Determination Letters

     (5.2)     Opinion of Nixon, Hargrave, Devans & Doyle LLP

     (24)      Consent of Price Waterhouse LLP.

     (25)      Powers of Attorney.

Item 9.   Undertakings

     (a)  The undersigned registrant hereby undertakes;

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i)  To include any prospectus required by section
               10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if in the aggregate the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          Provided, however, that paragraphs (a)(1)(i) and
          (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 29th day of April, 1997.

                              Corning Incorporated
                              (Registrant)

                              by /s/ William C. Ughetta
                                  William C. Ughetta, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 29, 1997 by the following persons in the capacities indicated:

     Signature                          Capacity

     /s/ Roger G. Ackerman         Chairman of theBoard,
     (Roger G. Ackerman)           Principal Executive Officer and
                                   Director

     /s/ Van C. Campbell           Vice Chairman,
     (Van C. Campbell)             Principal Financial Officer and
                                   Director

     /s/ James B. Flaws            Vice President, Controller and
     (James B. Flaws)              Principal Accounting Officer

          *                        Director
     (Robert Barker)

          *                        Director
     (John Seely Brown)

          *                        Director
     (Lawrence S. Eagleburger)

          *                        Director
     (John H. Foster)

                                   Director
     (Norman E. Garrity)

          *                        Director
     (Gordon Gund)

          *                        Director
     (John M. Hennessy)

          *                        Director
     (James R. Houghton)

          *                        Director
     (James W. Kinnear)

                                   Director
     (John W. Loose)

          *                        Director
     (James J. O'Connor)

          *                        Director
     (Catherine A. Rein)

          *                        Director
     (Henry Rosovsky)

          *                        Director
     (H. Onno Ruding)

          *                        Director
     (William D. Smithburg)



*By  /s/ William C. Ughetta
     (William C. Ughetta)
     Attorney-in-fact

The Plans

     Pursuant to the requirements of the Securities Act of 1933, the Plans have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, the State of New York, on the 29th day of April, 1997.

                                   Corning Incorporated Investment Plan and
                                   Investment Plan for Unionized Employees

                                   by /s/ Michael W. Donnelly
                                       Michael W. Donnelly
                                       Investment Plan and Investment Plan
                                       for Unionized Employees Committees



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 29, 1997 by the following persons in the capacities indicated:

     Signature                          Capacity

          *                        Plan Committee Member
     (Lindsay W. Brown)

          *                        Plan Committee Member
     (Michael W. Donnelly)

          *                        Plan Committee Member
     (Gary K. Emmick)

          *                        Plan Committee Member
     (Kirk P. Gregg)

          *                        Plan Committee Member
     (Deborah G. Lauper)

          *                        Plan Committee Member
     (E. Marie McKee)

          *                        Plan Committee Member
     (Kevyn E. Rigby)

          *                        Plan Committee Member
     (Donald W. Stevenson)



*By /s/ Michael W. Donnelly
     (Michael W. Donnelly, Attorney-in-fact)

                          EXHIBIT INDEX


Exhibit
Number                                  Description

5.1                 Internal Revenue Service Determination Letters

5.2                 Opinion of Nixon, Hargrave, Devans & Doyle LLP

 24                 Consent of Price Waterhouse LLP

 25                 Powers of Attorney

                                                 EXHIBIT 5.1

                                        DEPARTMENT OF TREASURY
INTERNAL REVENUE SERVICE
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY 11202

Date:  March 11, 1996         Employer Identification Number:
                                   16-0393470
                              File Folder Number:
                                   163002865
                              Person to Contact:
                                   LEONARD GALEHOFF
CORNING INCORPORATED           Contact Telephone Number:
ONE RIVERFRONT PLAZA               (718) 488-2290
CORNING, NY  14831            Plan Name:
                                  CORNING INCORPORATED INVESTMENT
                                  PLAN
                              Plan Number:  002

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-
1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendments submitted in your letter dated 3/31/95. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

     This determination letter is also applicable for the amendment(s) adopted on 12/20/94 & 1/22/96.

     This plan satisfies the requirements of Code section
4975(e)(7).

     This plan has been mandatorily disaggregated, permissively aggregated, or restructured to satisfy the nondiscrimination requirements.

     This plan satisfies the minimum coverage requirements on the basis of the average benefit test in section 410(b)(2) of the Code.

     This plan satisfies the nondiscrimination in amount requirement of section 1.401(a)(4)-1(b)(2) of the regulations on the basis of a design-based safe harbor described in the regulations.

     This letter is issued under Rev. Proc 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a)(4)-4(b) of the regulations with respect to those benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefiting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

     This plan also satisfies the requirements of section
1.401(a)(4)-4(b) of the regulations with respect to the specific benefits, rights, or features for which you have provided information.

     This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                   Sincerely yours,


                                   /s/HERBERT J. HUFF
                                   Herbert J. Huff
                                   District Director
Enclosures
Publication 794
Addendum

[S]
                                        DEPARTMENT OF TREASURY
INTERNAL REVENUE SERVICE
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY 11202

Date:  January 22, 1996       Employer Identification Number:
                                   16-0393470
                              File Folder Number:
                                  163002865
                              Person to Contact:
                                  LEONARD GALEHOFF
CORNING INCORPORATED           Contact Telephone Number:
C/O A JOHN PECK JR                (718) 488-2290
ONE RIVERFRONT PLAZA          Plan Name:
CORNING, NY  14831                CORNING INCORPORATED INVESTMENT
                                  PLAN FOR UNIONIZED EMPLOYEES
                              Plan Number:  006

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-
1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination letter is applicable for the amendment(s) adopted on December 20, 1994.

     This plan satisfies the requirements of Code section
4975(e)(7).

     This plan satisfies the minimum coverage and nondiscrimination requirements of sections 410(b) and 401(a)(4) of the Code because the plan benefits only collectively bargained employees or employees treated as collectively bargained employees.

     This letter is issued under Rev. Proc 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                   Sincerely yours,


                                   /s/HERBERT J. HUFF
                                   Herbert J. Huff
                                   District Director
Enclosures
Publication 794

                                                      EXHIBIT 5.2

               Nixon, Hargrave, Devans & Doyle LLP
                 Attorneys and Counselors at Law
                         Clinton Square
                      Post Office Box 1051
                    Rochester, NY  14603-1051

                         April 29, 1997

Corning Incorporated
MP-HQ-E2
Corning, New York  14831

Dear Sir or Madam:

     Corning Incorporated (the "Company") is filing a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 relating to participation interests in the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Employees (collectively, the "Plans") and Company common stock issuable pursuant to the Plans. The Internal Revenue Service has issued determination letters that the Plans are qualified under Section 401 of the Internal Revenue Code, which letters we understand will be filed by you as exhibits to the registration statement. Subsequent to the amendments covered by those determination letters, the Plans have been further amended. You have requested our opinion, to be filed as an exhibit to the registration statement. We have examined copies of the Plans, as amended, and you have advised us that these copies are complete and accurate copies of the Plans, as presently in effect.

     Based on the foregoing, it is our opinion that the provisions of the amendments to written documents constituting the Plans which have been adopted subsequent to the amendments covered by the determination letters comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, applicable to such provisions.

     We express no opinion as to any matter other than as expressly set forth above, and no other opinion is intended to be implied or inferred therefrom. The opinion expressed above is given as of the date hereof and we disclaim any obligation to advise you of any change after the date of this opinion pertaining thereto. The opinion expressed above is solely for your benefit in connection with the above-referenced registration statement and may not be used or relied upon in connection with any other matter or transaction by any other person or entity.

                         Very truly yours,

                         /s/ Nixon, Hargrave, Devans & Doyle LLP

               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 27, 1997 which appears on Page 22 of the Corning Incorporated 1996 Annual Report on Form 10-K for the fiscal year ended December 31, 1996. We also consent to the incorporation by reference of our report dated January 21, 1997 on the financial statements of Dow Corning Corporation, which appears on Page 57 of the Corning Incorporated Annual Report on Form 10-K for the fiscal year ended December 31, 1996. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in this Registration Statement.


                                        /s/Price Waterhouse LLP
                                        PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, NY  10036
April 29, 1997

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ James R. Houghton
                              JAMES R. HOUGHTON

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.




                              /s/ Roger G. Ackerman
                              ROGER G. ACKERMAN

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ Van C. Campbell
                              VAN C. CAMPBELL

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 1996.




                              /s/ Robert Barker
                              ROBERT BARKER

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.




                              /s/ Lawrence S. Eagleburger
                              LAWRENCE S. EAGLEBURGER

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ John H. Foster
                              JOHN H. FOSTER

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 1996.




                              /s/ Gordon Gund
                              GORDON GUND

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ John M. Hennessy
                              JOHN M. HENNESSY

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ James W. Kinnear
                              JAMES W. KINNEAR

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.




                              James J. O'Connor
                              JAMES J. O'CONNOR

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.




                              /s/ Catherine A. Rein
                              CATHERINE A. REIN

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ Henry Rosovsky
                              HENRY ROSOVSKY

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.




                              /s/ H. Onno Ruding
                              H. ONNO RUDING

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 1996.




                              /s/ William D. Smithburg
                              WILLIAM D. SMITHBURG

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY
                   __________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 3,000,000 shares of its Common Stock to be offered by CORNING INCORPORATED in connection with its Investment Plan and its Investment Plan for Unionized Hourly Employees, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one of more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1996.




                              /s/ John Seely Brown
                              JOHN SEELY BROWN

                      CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of March, 1997.


                                          /s/ Lindsay W. Brown
                                          LINDSAY W. BROWN

                       CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of March, 1997.


                                        /s/ Michael W. Donnelly
                                        MICHAEL W. DONNELLY

                        CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1997.


                                        /s/ Gary K. Emmick
                                          GARY K. EMMICK

                       CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March, 1997.


                                        /s/ Kirk P. Gregg
                                          KIRK P. GREGG

                      CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.


                                        /s/ Deborah G. Lauper
                                        DEBORAH G. LAUPER

                      CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March, 1997.


                                        /s/ E. Marie McKee______
                                          E. MARIE MCKEE

                     CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of March, 1997.


                                        /s/ Kevyn E. Rigby
                                          KEVYN E. RIGBY

                      CORNING INCORPORATED

                       INVESTMENT PLAN AND
         INVESTMENT PLAN FOR UNIONIZED HOURLY EMPLOYEES
                    ________________________

                        POWER OF ATTORNEY
                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Corning Incorporated Investment Plan Committee and the Corning Incorporated Investment Plan for Unionized Hourly Employees Committee (the "Committees") responsible for administering the Corning Incorporated Investment Plan and the Corning Incorporated Investment Plan for Unionized Hourly Employees (the "Plans") hereby constitutes and appoints Lindsay
W. Brown and Michael W. Donnelly, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plans to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March, 1997.



                                        /s/ Donald W. Stevenson
                                        DONALD W. STEVENSON